                                                              Exhibit 10.57
                                LEHMAN BROTHERS
                           DERIVATIVE SOLUTIONS GROUP

                      INDICATIVE CALLABLE SWAP TERM SHEET

TRADE DATE:                   4/01/2004

EFFECTIVE DATE:               4/05/2004

TERMINATION DATE:             The earlier of (i) January 15, 2014 and (ii) the
                              Optional Termination Date (as specified below) subject to adjustment in accordance with the Modified Following Business Day Convention

OPTIONAL TERMINATION DATE:    Party A has the option to terminate this Swap
                              Transaction effective January 15, 2009 and any
                              Business Day thereafter (the "Optional Termination
                              Date"), no later than 30 calendar days prior to such Optional Termination Date. Payment with respect to the Optional Termination Date will be made by Party A to Party B in accordance with the following schedule

                             Optional Termination Date
                             -------------------------
                             From and including:         To But Excluding:     Payment:
                            1/15/09                     1/15/10               3.500%
                            1/15/10                     1/15/11               2.333%
                            1/15/11                     1/15/12               1.167%
                            1/15/12                     1/15/14               0.000%

NOTIONAL AMOUNT:              $100,000,000

FLOATING RATE PAYER:          CSK Auto Inc.  ("Party B")

FLOATING RATE INDEX:          6 Month USD-LIBOR-BBA (Telerate page 3750)

FLOATING RATE SPREAD:         283 bps

FLOATING RATE PAYMENT DATES:  Payable semi-annually on the 15th of each January and July, beginning on July 15, 2004 to and including the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

FLOATING RATE PAYMENT
BUSINESS DAY CONVENTION:      Modified Following

FLOATING RATE PAYMENT DAY
COUNT:                        Actual/360

FLOATING RATE RESET DATES:    The last day of each Calculation Period

FLOATING RATE PAYMENT
BUSINESS DAYS:                New York and London

FIXED RATE PAYER:             Lehman Commerical Paper Inc.  ("LCPI"; "Party A")

FIXED RATE:                   7.00%

FIXED RATE PAYMENT DATES:     Payable semi-annually on the 15th of each January
                              and July, beginning on July 15, 2004 to and including the Termination Date

FIXED RATE PAYMENT BUSINESS
DAY CONVENTION:               Modified Following

FIXED RATE PAYMENT DAY COUNT: 30/360

PERIOD END DATES:             Unadjusted

FIXED RATE PAYMENT BUSINESS
DAYS:                         New York and London

DOCUMENTATION:                Executed ISDA


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
                                LEHMAN BROTHERS

                           DERIVATIVE SOLUTIONS GROUP

ADDITIONAL REPRESENTATION:    Party B hereby represents to Party A that the
                              execution, delivery and performance by Party B of this Transaction have been duly authorized by Party B's board of directors and the terms of this Transaction are substantially consistent with the provisions of such board's Action by Unanimous
                              Written Consent dated March 2004.

ADDITIONAL TERMINATION EVENT: Party B's swap obligations fail to be secured and guaranteed on a pari passu basis with the Loans under the Credit Documents.

                              Party B fails to deliver a signed ISDA Master Agreement satisfactory to Party A within 45 calender of the Trade Date

PAYMENT AGENT:                Lehman Brothers Special Financing Inc. ("LBSF")
                              shall act as Payment Agent for Party A hereunder.
                              LBSF shall act solely as agent and not in its individual capacity and shall have no liability hereunder.

                              ONLY WITH RESPECT TO "ADDITIONAL TERMINATION
                              EVENTS" AND "ADDITIONAL REPRESENTATION,"

                              AGREED & ACKNOWLEDGED BY:

                              CSK Auto Inc.

Counterparties are advised to make an independent review and reach their own conclusions regarding the economic risks and benefits of a proposed transaction and the legal, credit, tax, accounting and other aspects of such transaction in relation to their particular circumstances. Lehman Brothers enters into over-the-counter derivatives transactions with counterparties on an arm's length basis and does not act as an advisor or fiduciary to its counterparties except where a law, rule or written agreement expressly provides otherwise. The terms set out are indicative, are subject to change without notice, and are not meant to be, nor should be construed as, an offer or a solicitation of an offer to enter a proposed transaction or an attempt to define all of the terms and conditions of a proposed transaction. Although the indicative information set forth is reflective of the economic terms, as of the specified date, under which Lehman Brothers believes a transaction might be structured, no assurance can be given that such a transaction could, in fact, be executed at the levels specified and Lehman Brothers makes no representation as to the accuracy or completeness of any information contained herein or otherwise provided. A confirmation containing the complete and final terms of an executed swap transaction (which shall govern over any inconsistent terms contained herein) will be delivered following execution of that transaction. The information, including structures, contained herein and provided to you related hereto is confidential and you agree, except as permitted in writing by Lehman Brothers, to only disclose such information to employees, advisors and attorneys and only for purposes of, and such information may only be used for, evaluation of the proposed transaction.


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